TAXES ON INCOME	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 9   TAXES ON INCOME
a. Tax rates
(1) Entities Taxed under the Israeli Law and Israeli Income Tax Rates
Corporate tax rates in Israel were as follows: 2013 — 25%, 2014 and 2015 — 26.5%. Commencing 2016, the corporate tax rate in Israel is 25%, in accordance with Amendment No. 216 of the Law for Amendment of Income Tax Ordinance which was published on January 5, 2016. Income not eligible for benefits under the Investment Law mentioned below is taxed at the corporate tax rate.
During July 2014, the Company finalized the reorganization of its corporate structure. The Company took the necessary steps, including shareholders’ approval, so that commencing July 2014 the parent company is a resident of Israel (and not The Netherlands) for tax purposes.
In addition, as part of the reorganization, the Company’s Cypriot subsidiary, which owned all of the Company’s intellectual property, has transferred all of its intellectual property to the Israeli subsidiary in July 2014. Prior to the reorganization, income of the Cypriot subsidiary was taxed at the corporate tax rate in Cyprus which was 12.5% in 2014, and Interest income was taxed at the Defence tax rate in Cyprus which was 30% (effective from May 1, 2013). After the Company’s reorganization, the Cypriot subsidiary is taxed under Israeli law.
On July 20, 2014, the Company obtained a tax ruling from the Israel Tax Authorities providing that, among other matters, the reorganization did not trigger any tax in Israel and did not violate any of the Israeli tax covenants to which the Israeli subsidiary and its shareholder are bound pursuant to a previous tax ruling.
 Commencing 2015, the Israeli subsidiary elected to measure its taxable income and file its tax return under the Foreign Exchange Regulations which allows the Israeli subsidiary to calculate its tax liability in U.S. Dollars. The tax expenses, as calculated in U.S. Dollars, are translated into NIS according to the exchange rate at year end. The measurement in U.S. Dollars instead of NIS had no material impact on the financial statements.
Commencing the reorganization, both the Company and the Cypriot subsidiary elected to measure their taxable income and file their tax return in U.S. Dollars under the Foreign Exchange Regulations as well.
Israel Tax benefits under the Law for Encouragement of Capital Investments, 1959 (the “Investment Law”)
Preferred Enterprise
In May 2014, as part of the Company’s reorganization of its corporate structure, the Israeli subsidiary made an irrevocable election under the Investment Law to change its tax status from a “Benefited Enterprise” to a “Preferred Enterprise” effective as of January 1, 2014. The change in the tax status did not have a material effect on the Company’s deferred taxes.
The Investment Law provides certain benefits for income generated by a “Preferred Company” through its “Preferred Enterprise” (as such terms are defined in the Investment Law). The definition of a Preferred Company includes a company incorporated in Israel that is (i) not wholly owned by a governmental entity; (ii) owns a Preferred Enterprise and (iii) that is controlled and managed from Israel, and subject to certain other conditions set in the law. From 2014 and thereafter a Preferred Company is entitled to a reduced corporate tax rate of 16% with respect to its income derived by its Preferred Enterprise, unless the Preferred Enterprise is located in a specified development zone, in which case the rate will be 9%. The Company’s Israeli subsidiary location is entitled to the reduced tax rate of 9%.
In connection with the reorganization, the Company received the preferred enterprise ruling from the Israel Tax Authorities stipulating terms and conditions to be fulfilled by the Israeli subsidiary in order to be able to benefit from the reduced tax rates described above. The main terms required the Company to add a specified number of new manufacturing and R&D employees and incur a specified percentage of expenses from subcontractors located in Israel. Additionally, the terms required that Company dividends be first paid out from the undistributed tax-exempt income generated by the Benefited Enterprise. As of December 31, 2015, the Company's management believes that all conditions of the Investment Law and the condition stipulated in the preferred enterprise ruling are fulfilled.
Income generated under a Preferred Enterprise is not subject to additional taxation to the Company or its Israeli subsidiaries upon distribution or complete liquidation.
Benefited Enterprise
Commencing 2005 prior to 2014, the Israeli subsidiary was granted with a “Benefited Enterprise” status, which provides certain benefits for a period of ten years, including tax exemptions for undistributed income and reduced tax rates, which were conditional upon the Israeli subsidiary’s fulfilling certain conditions.
The proportion of the Israeli subsidiary’s taxable income entitled to tax exemption is calculated on the basis of the ratio between the turnover attributed to the “Benefited Enterprise” and the whole turnover of the Israeli subsidiary. The Israeli subsidiary elected 2005 as its “Implementation Year” as stipulated in the Law, and notified the Israeli Tax Authorities that it elects 2007, 2009 and 2012 as its “Expansion Years”, as stipulated in the Law. Tax-exempt income generated by Benefited Enterprises will be subject to withholding tax at rates of between 10% to 25% (depending on the level of  “Foreign Investment”, as defined under the Investment Law, in the Company in each year) upon dividend distribution or complete liquidation.

The amount of tax-exempt profits earned by the Company from Benefited Enterprises through December 31, 2015 is approximately $7 million. The company’s board of directors has decided that their current policy is not to declare dividends. Deferred taxes have not been provided for such tax-exempt income, as those earnings can be recovered tax-free and are essentially permanent in duration.
(2) Non- Israeli subsidiaries
Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.
The Company has not provided deferred taxes on unremitted earnings attributable to foreign subsidiaries as these earnings are intended to be reinvested indefinitely. Unrecognized provisions for taxes on undistributed earnings of foreign subsidiaries, which are considered indefinitely reinvested, are not material to the consolidated financial position or results of operations.
The Company may incur additional tax liabilities in the event of intercompany dividend distributions by its subsidiaries.
b. Tax assessments
The Israeli subsidiary has final tax assessments through 2011. Mobileye N.V. has final tax assessments through 2013 and the Cypriot subsidiary has final tax assessments through 2008. The Japanese subsidiary is being assessed for the years 2012, 2013 and 2014. All other Company’s subsidiaries have not been assessed since incorporation.
c. Profit (loss) before taxes on income included in the statements of operations
Profit (loss) before taxes on income is comprised as follows:
	Year ended December 31,
	2015	2014	2013
	U.S. dollars in thousands
Domestic* (Netherlands)	—	(222)	(109)
Domestic* (Israel)	79,402	(5,492)	—
Foreign*	308	(12,105)	17,755
	79,710	(17,819)	17,646

*
As mentioned above, since July 2014, the Company has been a resident of Israel and not The Netherlands for tax purposes. Therefore, prior to July 2014 “domestic” represented taxing under the Dutch tax authorities and as of July 2014 “domestic” represents taxing under the Israeli tax authorities. Thus, in the periods prior to July 2014 taxing under the Israeli tax authorities is included in the table above as foreign profit (loss) before taxes on income.

d. Benefit (taxes) on income included in the statement of operations
Benefit (taxes) on income for the years ended December 31, 2015, 2014 and 2013 was composed of the following:
	Year ended December 31,
	2015	2014	2013
	U.S. dollars in thousands
Current taxes:
Domestic* (Israel)	(11,124)	(4,452)	—
Foreign*	(404)	(5,589)	(713)
	(11,528)	(10,041)	(713)
Deferred taxes:
Domestic* (Israel)	245	611	—
Foreign*	23	(2,835)	2,987
	268	(2,224)	2,987
	(11,260)	(12,265)	2,274

*
See comment at section 9(c) above.

All income taxes are from continuing operations reported by the Company in the applicable taxing jurisdiction.
e. Taxes on income reconciliation
A reconciliation of the theoretical tax expense assuming all income is taxed at the statutory rate to taxes on income as reported in the statements of operations is as follows:
	Year ended December 31,
	2015	2014	2013
	U.S. dollars in thousands
Income (loss) before taxes on income as reported in the statements of operations	79,710	(17,819)	17,646
Statutory tax rate in Israel and the Netherlands for years ended December 31, 2015 and 2013, respectively, and weighted average income tax rate for the year ended December 31, 2014*	26.5%	26.4%	25%
Theoretical tax benefit (taxes on income)	(21,123)	4,704	(4,412)
Increase (decrease) in taxes on income resulting from:
Tax adjustment for foreign subsidiaries subject to a different tax rate	7	3,665	239
Reduced tax rate on income derived from “Preferred enterprise” and “Benefited Enterprise” plans**	14,920	(6,734)	1,053
Usage of carry forward tax losses for which deferred taxes were not recorded	243	—	3,276
Change in valuation allowance	(962)	(536)	2,574
Non-deductible expenses and other permanent differences, mainly share based compensation expenses (see also note 8e)	(4,210)	(7,512)	(34)
Increase in uncertain tax position, net	(629)	(5,612)	(434)
Other	494	(240)	12
Tax benefit (taxes) on income as reported in the statements of operations	(11,260)	(12,265)	2,274
**) Per share amounts of the benefit resulting from “Preferred enterprise” and “Benefited Enterprise” plans:
Basic	$0.07	$(0.06)	$0.03
Diluted	$0.06	$(0.06)	$0.03

*
The theoretical tax benefit (taxes on income) for the year ended December 31, 2014 computed on pre-tax income or loss at the weighted average tax rate has been calculated as the sum of the pre-tax income amounts in the Netherlands and Israel multiplied by that jurisdiction’s applicable statutory tax rate. The statutory tax rates by jurisdiction were 26.5% for Israel and 25% for the Netherlands.

f. Uncertain tax positions
A reconciliation of the beginning and ending amount of unrecognized tax benefits related to uncertain tax positions is as follows:
	U.S. dollars in thousands
	2015	2014	2013
Balance at the beginning of the year	6,556	1,402	902
Increases based on tax positions taken during prior years	258	4,071	732
Decrease in unrecognized tax positions as a result of statute of limitation expirations	(267)	(201)	(298)
Additions (reductions) related to currency translation	(21)	(461)	66
Increase due to tax positions taken during the current period	638	1,745	—
Balance at the end of the year	7,164	6,556	1,402
As of December 31, 2015 and 2014, the Company had accrued $223 thousand and $70 thousand, respectively, for interest and penalties payable related to uncertain tax positions. The allowance for uncertain tax positions is included in other current and long-term tax liabilities in the consolidated balance sheet. The tax expenses related to uncertain tax positions included penalties and interest of  $152 thousand, $34 thousand and $36 thousand in the year ended December 31, 2015, 2014 and 2013, respectively.
All the balance of unrecognized tax benefits, if recognized, would reduce the Company’s annual effective tax rate.
There are no material anticipated changes in the uncertain tax positions in the next twelve months, except in the case of settlements with tax authorities, the likelihood and timing of which is difficult to estimate.
g. Deferred income taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As mentioned in note 2(v), the Company has early adopted ASU 2015-17, on a prospective basic, which requires deferred taxes and liabilities to be classified as non-current.
Significant components of the Company’s deferred tax assets (liabilities) are as follows:
	As of December 31, 2015	As of December 31, 2014
	Non-current	Total	Current	Non-current
Stock-based compensation	2,113	927	459	468
Provisions for employee benefits	154	119	119	—
Accrued severance pay	210	141	—	141
Net operating losses carryforward	417	757	100	657
Deferred tax assets, before valuation allowance	2,894	1,944	678	1,266
Valuation allowance	(1,769)	(1,087)	(73)	(1,014)
Net deferred tax assets	1,125	857	605	252

During the years ended December 31, 2015 and 2014, the increase in total valuation allowance was mainly related to an increase in deferred tax assets on carryforward losses and stock-based compensation expenses for which a full valuation allowance was recorded. During the year ended December 31, 2013, the Company released its valuation allowance of  $5,850 thousand on deferred tax assets of the Cypriot subsidiary as management believed that it was more likely than not that the deferred tax asset would be realized within the foreseeable future. As of December 31, 2015 and 2014, the Company had immaterial capital and operating carryforward losses.